UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             September 25, 2017

CABELA’S CREDIT CARD MASTER NOTE TRUST	CABELA’S MASTER CREDIT CARD TRUST
(Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	(Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Central Index Key Number of Depositor: 0001540723

WFB FUNDING, LLC

(Exact name of depositor as specified in its charter)

Central Index Key Number of Sponsor: 0001514949

CAPITAL ONE BANK (USA), NATIONAL ASSOCIATION

(Successor to World’s Foremost Bank)

(Exact name of sponsor as specified in its charter)

Nebraska	333-209766	71-0931225
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

4800 NW 1st Street Lincoln, Nebraska Attention: 73001-0150		68521
(Address of Principal Executive Office)		(Zip Code)

Telephone Number, including area code: 402-323-5958

One Cabela Drive Sidney, Nebraska 69160
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 6 – Asset Backed Securities

Item 6.02. Change of Servicer.

As discussed below under “Item 8.01. Other Events,” upon completion of the acquisition of WFB’s credit card assets and related liabilities from Synovus, Capital One assumed all rights, duties and obligations of WFB in any capacity to Cabela’s Master Credit Card Trust and Cabela’s Credit Card Master Note Trust, including responsibility for originating the Cabela’s CLUB co-branded credit card accounts and servicing the credit card receivables held by Cabela’s Master Credit Card Trust.

Capital One is a national banking association. It is a subsidiary of Capital One Financial Corporation (the “Corporation”) and a member of the Federal Reserve System and its deposits are insured up to applicable limits by the FDIC. At June 30, 2017, Capital One had reported assets of approximately $108.1 billion and reported stockholders’ equity of approximately $12.6 billion. Prior to November 22, 1994, the bank conducted its operations as a division of Signet Bank/Virginia, a wholly-owned subsidiary of Signet Banking Corporation.

In 2004, Capital One amended its Virginia charter, removing restrictions on its activities and therefore permitting the bank to engage in a full range of lending, deposit-taking and other activities permissible under Virginia and federal banking laws and regulations. Capital One currently offers credit card products and takes retail deposits. Consistent with its charter, Capital One also can engage in a wide variety of lending and other financial activities. On July 1, 2007, Capital One acquired the small business credit card accounts of Capital One, F.S.B. In October 2007, the Office of the Comptroller of the Currency approved the Corporation’s application to convert the bank from a Virginia state chartered banking corporation named Capital One Bank regulated primarily by the Board of Governors of the Federal Reserve System to a national bank organized under the laws of the United States named Capital One Bank (USA), National Association regulated by the Office of the Comptroller of the Currency. The conversion took place on March 1, 2008.

Capital One’s main office is currently located at 4851 Cox Road, Glen Allen, Virginia 23060. Capital One’s telephone number is (804) 967-1000.

Capital One (through its predecessor) is one of the oldest continually operating bank card issuers in the United States, having commenced operations in 1953, the same year as the formation of what is now MasterCard.

In addition to servicing the credit card receivables held by Cabela’s Master Credit Card Trust, Capital One or its affiliates has been the servicer for Capital One Master Trust and has been servicing the credit card receivables in Capital One Master Trust since before November 22, 1994 (when it operated as a division of Signet Bank/Virginia, a wholly owned subsidiary of Signet Banking Corporation), and has also been the sponsor of and servicer for securitizations of other credit card receivables, including receivables generated by small business credit card and international credit card accounts, and other consumer lending products, including installment loans, installment sales contracts and loans for automobiles, light-duty trucks and motorcycles.

Pursuant to the pooling and servicing agreement relating to the Cabela’s Master Credit Card Trust, the servicer is responsible for servicing, collecting, enforcing and administering the receivables in accordance with its customary and usual procedures for servicing credit card receivables comparable to the credit card receivables held by Cabela’s Master Credit Card Trust. Servicing activities to be performed by the servicer include: collecting and recording payments, communicating with accountholders, investigating payment delinquencies, card embossing, evaluating the increase of credit limits, providing billing and tax records to accountholders and maintaining internal records for each account. Managerial and custodial services performed by the servicer on behalf of Cabela’s Master Credit Card Trust include providing assistance in any inspections of the documents and records relating to the accounts and receivables by the trustee under the related pooling and servicing agreement, maintaining the agreements, documents and files relating to the accounts and receivables as custodian for Cabela’s Master Credit Card Trust and providing related data processing and reporting services for investor certificateholders of any series and on behalf of the trustee.

The servicer’s rights and obligations with respect to servicing the credit card receivables held by Cabela’s Master Credit Card Trust are described in the prospectus filed with the SEC on June 24, 2016, which is included as part of the Registration Statement on Form SF-3 relating to the notes of Cabela’s Credit Card Master Note Trust (File Nos. 333-209766, 333-209766-01, and 333-209766-02).

Section 8 – Other Events.

Item 8.01. Other Events.

On September 25, 2017, in accordance with agreements Capital One Bank (USA), National Association (“Capital One”) entered into with subsidiaries of Synovus Financial Corp. (“Synovus”) and Cabela’s Incorporated (“Cabela’s”) on April 17, 2017, Synovus acquired certain assets and assumed certain liabilities of Cabela’s wholly-owned subsidiary, World’s Foremost Bank (“WFB”), including WFB’s deposits. Immediately following the completion of this acquisition on September 25, 2017, Synovus sold WFB’s credit card assets and related liabilities to Capital One. Synovus retained WFB’s deposits. The WFB credit card assets acquired by Capital One include the Cabela’s CLUB co-branded credit card accounts and WFB’s equity interests in WFB Funding Corporation and WFB Funding, LLC. WFB Funding Corporation and WFB Funding, LLC, which were, respectively, direct and indirect wholly-owned subsidiaries of WFB, are now direct and indirect wholly-owned subsidiaries of Capital One.

Upon closing of the acquisition of the credit card assets and related liabilities from Synovus, Capital One became the exclusive issuing partner of co-branded credit cards to Cabela’s customers under a 10-year program agreement and assumed all rights, duties and obligations of WFB in any capacity to Cabela’s Master Credit Card Trust and Cabela’s Credit Card Master Note Trust, including responsibility for originating the Cabela’s CLUB co-branded credit card accounts and servicing the credit card receivables held by Cabela’s Master Credit Card Trust. Following the acquisition, Capital One’s portfolio of Cabela’s CLUB co-branded credit card accounts will continue to be the source for accounts designated (if and when necessary), and receivables transferred, to Cabela’s Master Credit Card Trust.

In connection with the acquisition, succession and related events described above, the document listed below under “Item 9.01(d). Exhibits” was executed on September 25, 2017.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

Exhibit 4.1	Omnibus Securitization Agreements Assignment and Assumption Acknowledgement and Amendment Agreement, dated as of September 25, 2017, by and among World’s Foremost Bank, WFB Funding, LLC, Capital One Bank (USA), National Association, U.S. Bank National Association, Cabela’s Credit Card Master Note Trust and Clayton Fixed Income Services LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFB FUNDING, LLC, acting solely in its capacity as depositor of Cabela’s Master Credit Card Trust and Cabela’s Credit Card Master Note Trust

	By:	WFB Funding Corporation, its managing member

Date: September 29, 2017	By:	/s/ Eric Bauder
		Name:	Eric Bauder
		Title:	Assistant Vice President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Omnibus Securitization Agreements Assignment and Assumption Acknowledgement and Amendment Agreement, dated as of September 25, 2017, by and among World’s Foremost Bank, WFB Funding, LLC, Capital One Bank (USA), National Association, U.S. Bank National Association, Cabela’s Credit Card Master Note Trust and Clayton Fixed Income Services LLC